                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): November 16, 1998
                             (January 23, 1998)

                          Kimco Realty Corporation
           (Exact name of registrant as specified in its charter)

Maryland                         1-10899                     13-2744380
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)

3333 New Hyde Park Road

New Hyde Park, New York                                        11042-0020
-------------------------------------                         -----------------
(Address of principal                                         (zip code)
executive offices)


                                516/869-9000
                     -----------------------------------
                          Registrant's telelphone,
                             including area code

                               Not Applicable
-------------------------------------------------------------------------------
       (former name or former address, if changed since last report.)

                  KIMCO REALTY CORPORATION AND SUBSIDIARIES
                               CURRENT REPORT
                                     ON
                                  FORM 8-K

Item 2. Acquisition or Disposition of Assets

         As previously reported on Current Report on Form 8-K dated June 24, 1998, on June 19, 1998, Kimco Realty Corporation (the "Company") and The Price REIT, Inc. ("Price REIT") consummated a merger (the "Merger") whereby the Company acquired control of Price REIT pursuant to an Agreement and Plan of Merger, dated as of January 13, 1998, as amended as of March 5, 1998 and May 14, 1998 (the "Merger Agreement"), among the Company, REIT Sub, Inc., a wholly owned subsidiary of the Company ("Merger Sub"), and Price REIT. Pursuant to the Merger, Price REIT was merged with and into Merger Sub, whereupon the separate existence of Price REIT ceased.

Item 5. Other Events

         Shopping Center Acquisitions -

         During September and October 1998, certain subsidiaries of the Company acquired, in separate transactions, 3 neighborhood and community shopping center properties comprising approximately 417,000 square feet of gross leasable area ("GLA") in three states (the "September and October 1998 Acquired Properties"). The September and October 1998 Acquired Properties were purchased for an aggregate price of $54.7 million, including the assumption of $28.4 million of mortgage debt in connection with two of the acquisitions. These properties include (i) Northwest Square located in Columbus, Ohio, (ii) Oak Park Commons, located in Plainfield, New Jersey and
(iii) Trolley Station, located in Memphis, Tennessee.

More specific information with respect to each of the September and October 1998 Acquired Properties is as follows:

         Northwest Square, located on Sawmill Road in Columbus, Ohio, is anchored by Borders and contains approximately 113,000 square feet of GLA. Oak Park Commons, located on Route 17 North in Plainfield, New Jersey, is anchored by A & P Supermarkets and Sears, and contains approximately 137,000 square feet of GLA. Trolley Station, located on South Perkins Road in Memphis, Tennessee, is anchored by Toys "R" Us and Office Max, and contains approximately 167,000 square feet of GLA.

         Management believes that the current annualized net cash flow generated by the September and October 1998 Acquired Properties provides a weighted average annualized yield of approximately 10% on the Company's investment in such properties.

         Although none of the above September and October 1998 Acquired Properties individually represent a "significant acquisition" pursuant to the rules governing the reporting of transactions under this Current Report on Form 8-K, this report has been filed for the purpose of providing certain historical financial information for the September and October 1998 Acquired Properties and updated pro forma financial information for (i) the September and October 1998 Acquired Properties, (ii) all previously reported 1998 acquisitions, which include the purchase of 15 shopping centers which were previously reported on Current Report on Form 8-K dated May 22, 1998, the purchase of 30 fee and leasehold positions acquired by the Company from the Metropolitan Life Insurance Company ("the "Met Life Acquisition") as previously reported on Current Report on Form 8-K dated July 9, 1998 and the purchase of 3 additional shopping centers acquired as previously reported on Current Report on Form 8-K dated August 10, 1998 (collectively, the "1998 Previously Reported Acquisitions") and (iii) the effects of the Merger.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) (b)  Financial Statements and Pro Forma Financial Information

         The financial statements and pro forma financial information filed herewith is as follows:

                                                                                                        Page
                                                                                                        ----

         Report of Independent Accountants.................................................................6
         Combined Historical Summary of Revenues and Certain Operating Expenses
         of Certain Acquired Properties for the Year Ended December 31, 1997  and
         the Nine Months Ended September 30, 1998..........................................................7
         Notes to Combined Historical Summary of Revenues and Certain
         Operating Expenses of Certain Acquired Properties.................................................8

         Estimates of Net Income and Funds from Operations of Certain
         Acquired Properties...............................................................................9
         Notes to Estimates of Net Income and Funds from Operations of
         Certain Acquired Properties.......................................................................10

         Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998...........................12
         Pro Forma Condensed Consolidated Statements of Income for the Year
         Ended December 31, 1997 and the Nine Months Ended September 30, 1998..............................13
         Notes to Pro Forma Condensed Consolidated Financial Statements....................................15

         (c)         Exhibits:

                    * 23.1 Consent of PricewaterhouseCoopers LLP

              ---------------
              *Filed herewith.

                  KIMCO REALTY CORPORATION AND SUBSIDIARIES

                         CERTAIN ACQUIRED PROPERTIES

                 COMBINED HISTORICAL SUMMARY OF REVENUES AND
                         CERTAIN OPERATING EXPENSES
                                   FOR THE
                        YEAR ENDED DECEMBER 31, 1997

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Kimco Realty Corporation:

In our opinion, the accompanying Combined Historical Summary of Revenues and Certain Operating Expenses of Certain Acquired Properties, as defined in the accompanying Note 1, presents fairly in all material respects, the revenues and certain operating expenses of certain acquired properties for the year ended December 31, 1997 in accordance with generally accepted accounting principles. This combined historical summary is the responsibility of the management of Kimco Realty Corporation; our responsibility is to express an opinion on the combined historical summary based on our audit. We conducted our audit in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the combined historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined historical summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary of Revenues and Certain Operating Expenses of Certain Acquired Properties has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete representation of the revenues and expenses of the Certain Acquired Properties.

                                                  PricewaterhouseCoopers LLP

New York, New York
October 30, 1998

                                   KIMCO REALTY CORPORATION AND SUBSIDIARIES

                                          CERTAIN ACQUIRED PROPERTIES

                                    COMBINED HISTORICAL SUMMARY OF REVENUES
                                         AND CERTAIN OPERATING EXPENSES


                                                                   Nine Months
                                                                      Ended
                                                  Year Ended        September
                                                 December 31,       30, 1998
                                                    1997           (Unaudited)
                                                 ----------        ----------

Revenues:
Base rentals                                     $2,570,204        $3,157,683
Operating reimbursements and other income           542,156           419,524
                                                 ----------        ----------
                                                  3,112,360         3,577,207
                                                 ----------        ----------
Certain operating expenses:
Real estate taxes                                   339,360           299,214
Repairs and maintenance                             215,632           184,043
Other operating expenses                             53,272            71,150
                                                 ----------        ----------
                                                    608,264           554,407
                                                 ----------        ----------
Excess of revenues over certain
operating expenses                               $2,504,096        $3,022,800
                                                 ==========        ==========

                  KIMCO REALTY CORPORATION AND SUBSIDIARIES

                         CERTAIN ACQUIRED PROPERTIES

              NOTES TO COMBINED HISTORICAL SUMMARY OF REVENUES
                       AND CERTAIN OPERATING EXPENSES

1. Certain Acquired Properties

The Combined Historical Summary of Revenues and Certain Operating Expenses for the year ended December 31, 1997 relates to the operations of the following certain acquired properties (the "Certain Acquired Properties"), while under ownership previous to Kimco Realty Corporation and Subsidiaries.

Property Name             Location
-------------             --------
Northwest Square          Columbus, Ohio
Trolley Station           Memphis, Tennessee
Oak Park Commons          Plainfield, New Jersey (commenced operations in
                                                 May 1998)


2. Basis of Presentation

The Combined Historical Summary has been prepared on the accrual method of accounting. Certain operating expenses of the Certain Acquired Properties include operating and maintenance costs, real estate taxes, and insurance expense. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest, depreciation and general and administrative expenses have been excluded as such costs are dependent upon a particular owner, purchase price or other financial arrangements.

3. Revenue Recognition

Minimum revenues from rental property are recognized on a straight-line basis over the terms of the related leases.

The future minimum revenues from rental property under the terms of all noncancellable tenant leases are approximately as follows:

1998              $ 3,208,000
1999              $ 3,190,000
2000              $ 3,060,000
2001              $ 2,965,000
2002              $ 2,828,000
Thereafter        $19,209,000

                  KIMCO REALTY CORPORATION AND SUBSIDIARIES

                         ESTIMATES OF NET INCOME AND
                            FUNDS FROM OPERATIONS
                                     OF
                         CERTAIN ACQUIRED PROPERTIES
                                 (Unaudited)

The following represents an estimate of the net income and funds from operations expected to be generated from the operation of the Certain Acquired Properties based upon the Combined Historical Summary of Revenues and Certain Operating Expenses of Certain Acquired Properties for the year ended December 31, 1997. These estimated results do not purport to represent results of operations for these properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Estimated Net Income
      Excess of revenues over certain operating expenses        $ 2,504,096
       Less: Estimated depreciation (Note 1)                       (641,129)
                                                                -----------
                     Estimated net income                       $ 1,862,967
                                                                ===========

Estimated Funds from Operations
     Estimated net income                                       $ 1,862,967
     Add: Estimated depreciation (Note 1)                           641,129
                                                                -----------
              Estimated funds from operations                   $ 2,504,096
                                                                ===========

                  KIMCO REALTY COPRORATION AND SUBSIDIARIES

                    NOTES TO ESTIMATES OF NET INCOME AND
                            FUNDS FROM OPERATIONS
                                     OF
                         CERTAIN ACQUIRED PROPERTIES

1. Basis of Presentation

Depreciation has been estimated based upon an allocation of the purchase prices of the Certain Acquired Properties to land (20%) and building (80%) and assuming a 39-year useful life applied on a straight-line method.

No income taxes have been provided because the Company is organized and operates in such a manner so as to qualify as a Real Estate Investment Trust ("REIT") under the provisions of the Internal Revenue Code (the "Code"). Accordingly, the Company generally will not pay Federal income taxes provided that distributions to its stockholders equal at least the amount of its REIT taxable income as defined under the Code.

The accompanying calculation of Estimated Net Income and Funds From Operations exclude the impact of financing costs related to mortgage debt assumed in connection with the acquisition of the Certain Acquired Properties.

2. Acquisition Considerations

In assessing the properties acquired, the Company's management considered the existing tenancies, which are the primary revenue source, the occupancy rates, which averaged 97.4% on the dates of acquisition, the terms of the mortgage debt assumed, the competitive nature of the markets and comparative rental rates. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and capital improvement requirements were evaluated.

Management is not aware of any material factors that would cause the reported financial information in the accompanying Combined Historical Summary of Revenues and Certain Operating Expenses and Estimates of Net Income and Funds from Operations of Certain Acquired Properties to be misleading.

                  KIMCO REALTY CORPORATION AND SUBSIDIARIES

             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND
                            STATEMENTS OF INCOME

The accompanying Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998 gives effect to the purchase of two shopping centers acquired by the Company in October 1998 (the "October 1998 Acquisitions") as if these properties had been acquired as of September 30, 1998.

The accompanying Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 1997 and the nine months ended September 30, 1998 reflect the historical results of the Company adjusted to give effect to (i) the September and October 1998 Acquired Properties and the 1998 Previously Reported Acquisitions, as if these transactions had been completed as of January 1, 1997 except for the acquisition of Oak Park Commons, which has been reflected as of May 1, 1998, the date the property commenced operations and (ii) the Merger as if it had occurred as of January 1, 1997 and been accounted for under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16.

The Pro Forma Condensed Consolidated Balance Sheet and Statements of Income have been prepared by the management of the Company. These pro forma statements may not be indicative of the results that would have actually occurred if the September and October 1998 Acquired Properties, the 1998 Previously Reported Acquisitions and the Merger had been in effect on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Condensed Consolidated Balance Sheet and Statements of Income should be read in conjunction with Kimco Realty Corporation's and Price REIT's audited financial statements as of December 31, 1997 and for the year then ended (which are included in each of the Companys' Annual Report on Form 10-K for the year ended December 31, 1997), and the unaudited condensed consolidated financial statements as of September 30, 1998 and for the nine months then ended (which are included in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1998) and the accompanying notes thereto.

                  KIMCO REALTY CORPORATION AND SUBSIDIARIES
               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             SEPTEMBER 30, 1998

                              -----------------
                                 (Unaudited)

                                                                                                Pro Forma
                                                                                               Adjustments
                                                                                             ---------------
                                                                         Kimco                October 1998
                                                                       Historical             Acquisitions            Pro Forma
                                                                     ---------------         ---------------       ---------------

Assets:
  Real estate, net of accumulated depreciation                       $ 2,650,747,449         $    39,658,000       $ 2,690,405,449
  Investments in and advances to real estate joint ventures               58,780,260                    --              58,780,260
  Investment in retail store leases                                       15,570,543                    --              15,570,543
  Cash and cash equivalents                                               30,780,884             (11,244,000)           19,536,884
  Accounts and notes receivable                                           24,117,472                    --              24,117,472
  Other assets                                                            94,589,966                    --              94,589,966
                                                                     ---------------         ---------------       ---------------
                                                                     $ 2,874,586,574         $    28,414,000       $ 2,903,000,574
                                                                     ===============         ===============       ===============

Liabilities:
  Notes payable                                                      $   975,250,000         $          --         $   975,250,000
  Mortgages payable                                                      156,906,342              28,414,000           185,320,342
  Other liabilities, including minority interests
     in partnerships                                                     182,567,371                    --             182,567,371

                                                                     ---------------         ---------------       ---------------
                                                                       1,314,723,713              28,414,000         1,343,137,713
                                                                     ---------------         ---------------       ---------------

Stockholders' Equity:
  Preferred stock, $1.00 par value, authorized 5,000,000  shares
  Class A Preferred Stock, $1.00 par value, authorized 345,000
      shares Issued and outstanding 300,000 shares                           300,000                    --                 300,000
      Aggregate liquidation preference $75,000,000
  Class B Preferred Stock, $1.00 par value, authorized 230,000
      shares Issued and outstanding 200,000 shares                           200,000                    --                 200,000
      Aggregate liquidation preference $50,000,000
  Class C Preferred Stock, $1.00 par value, authorized 460,000
      shares Issued and outstanding 400,000 shares                           400,000                    --                 400,000
      Aggregate liquidation preference $100,000,000
  Class D Convertible Preferred Stock, $1.00 par value, authorized
      700,000 shares Issued and outstanding 429,159 shares                   429,159                    --                 429,159
      Aggregate liquidation preference $107,289,750
  Class E  Preferred Stock, $1.00 par value,
      Authorized, issued and outstanding 65,000 shares                        65,000                    --                  65,000
      Aggregate liquidation preference $65,000,000
  Common stock, $.01 par value, authorized 100,000,000 shares
      Issued and outstanding 55,446,111 shares                               575,677                    --                 575,677
  Paid-in capital                                                      1,675,767,238                    --           1,675,767,238
  Cumulative distributions in excess of net income                      (117,874,213)                   --            (117,874,213)

                                                                     ---------------         ---------------       ---------------
                                                                       1,559,862,861                    --           1,559,862,861

                                                                     ---------------         ---------------       ---------------
                                                                     $ 2,874,586,574         $    28,414,000       $ 2,903,000,574
                                                                     ===============         ===============       ===============



  The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                  KIMCO REALTY CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    FOR THE YEAR ENDED DECEMBER 31, 1997

                      --------------------------------
                                 (Unaudited)

                                                                                     Pro Forma Adjustments
                                                                             ---------------------------------
                                                                                               1998 Previously
                                                             Kimco            Price REIT          Reported
                                                          Historical            Merger          Acquisitions
                                                        ---------------------------------       -------------

Revenues from rental property                           $ 198,929,403       $  77,787,000       $  40,828,526
                                                        -------------       -------------       -------------

Rental property expenses:
Rent                                                        4,873,200                --                  --
Real estate taxes                                          26,345,685           8,483,000           2,500,967
Interest                                                   31,744,762          15,757,000          16,165,408
Operating and maintenance                                  22,194,628           6,668,000           2,553,608
Depreciation and amortization                              30,052,714          18,749,154           7,103,854
                                                        -------------       -------------       -------------
                                                          115,210,989          49,657,154          28,323,837
                                                        -------------       -------------       -------------
     Income from rental property                           83,718,414          28,129,846          12,504,689
Income from investment in retail store leases               3,571,946                --                  --
                                                        -------------       -------------       -------------
                                                           87,290,360          28,129,846          12,504,689

Management fee income                                       3,276,152             299,000                --
General and administrative expenses                       (11,651,341)         (2,691,000)               --
Other income (expenses), net                                6,677,279           2,623,000          (1,042,856)
                                                        -------------       -------------       -------------

     Income before gain on sale of shopping center         85,592,450          28,360,846          11,461,833

Gain on sale of shopping center property                      243,995           2,787,000                --
                                                        -------------       -------------       -------------

     Net income                                         $  85,836,445       $  31,147,846       $  11,461,833
                                                        =============       =============       =============

     Net income applicable to common shares             $  67,398,745       $  18,109,115       $  11,461,833
                                                        =============       =============       =============

        Per share:
           Basic                                                $1.80
                                                                =====
           Diluted                                              $1.78
                                                                =====


                                                        Pro Forma
                                                       Adjustments
                                                      -------------
                                                       September &
                                                      October 1998
                                                        Acquired
                                                       Properties          Pro Forma
                                                     -------------       -------------

Revenues from rental property                        $   3,112,360       $ 320,657,289
                                                     -------------       -------------

Rental property expenses:
Rent                                                          --             4,873,200
Real estate taxes                                          339,360          37,669,012
Interest                                                   290,000          63,957,170
Operating and maintenance                                  268,904          31,685,140
Depreciation and amortization                              641,128          56,546,850
                                                     -------------       -------------
                                                         1,539,392         194,731,372
                                                     -------------       -------------
     Income from rental property                         1,572,968         125,925,917
Income from investment in retail store leases                 --             3,571,946
                                                     -------------       -------------
                                                         1,572,968         129,497,863

Management fee income                                         --             3,575,152
General and administrative expenses                           --           (14,342,341)
Other income (expenses), net                            (1,152,460)          7,104,963
                                                     -------------       -------------

     Income before gain on sale of shopping center         420,508         125,835,637

Gain on sale of shopping center property                        --           3,030,995
                                                     -------------       -------------

    Net income                                       $     420,508       $ 128,866,632
                                                     =============       =============

    Net income applicable to common shares           $     420,508       $  97,390,201
                                                     =============       =============

        Per share:
           Basic                                                                 $1.98
                                                                                 =====
           Diluted                                                               $1.96
                                                                                 =====


  The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                  KIMCO REALTY CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998

                     ----------------------------------
                                 (Unaudited)



                                                                                     Pro Forma Adjustments
                                                                             ---------------------------------
                                                                                               1998 Previously
                                                             Kimco            Price REIT          Reported
                                                          Historical            Merger          Acquisitions
                                                        ---------------------------------       -------------

Revenues from rental property                           $ 230,537,696       $  45,526,846       $  15,988,979
                                                        -------------       -------------       -------------

Rental property expenses:
Rent                                                        9,019,514             820,546                --
Real estate taxes                                          31,572,123           4,906,401             576,475
Interest                                                   42,987,028          10,863,396           7,099,157
Operating and maintenance                                  23,143,929           3,512,059             854,818
Depreciation and amortization                              34,433,287           9,492,014           2,878,987
                                                        -------------       -------------       -------------
                                                          141,155,881          29,594,416          11,409,437
                                                        -------------       -------------       -------------

     Income from rental property                           89,381,815          15,932,430           4,579,542
Income from investment in retail store leases               2,729,684                --                  --
                                                        -------------       -------------       -------------
                                                           92,111,499          15,932,430           4,579,542

Management fee income                                       2,530,342             338,085                --
General and administrative expenses                       (12,493,986)         (1,743,065)               --
Other income (expenses), net                                6,071,472             871,211            (460,428)
                                                        -------------       -------------       -------------

     Income before gain on sale of shopping center
       property and extraordinary items                    88,219,327          15,398,661           4,119,114

Gain on sale of shopping center property                      901,249                --                  --
                                                        -------------       -------------       -------------

     Income before extraordinary items                     89,120,576          15,398,661           4,119,114

Extraordinary items                                        (4,851,528)               --                  --
                                                        -------------       -------------       -------------

    Net income                                          $  84,269,048       $  15,398,661       $   4,119,114
                                                        =============       =============       =============

    Net income applicable to common shares              $  66,717,893       $   9,313,919       $   4,119,114
                                                        =============       =============       =============


    Per common share:
         Income before extraordinary items
           Basic                                               $1.52
                                                               =====
           Diluted                                             $1.50
                                                               =====

        Net income
           Basic                                               $1.42
                                                               =====
           Diluted                                             $1.40
                                                               =====











                                                      Pro Forma
                                                     Adjustments
                                                    -------------
                                                     September &
                                                    October 1998
                                                      Acquired
                                                     Properties          Pro Forma
                                                   -------------       -------------

Revenues from rental property                      $   3,541,599       $ 295,595,120
                                                   -------------       -------------

Rental property expenses:
Rent                                                        --             9,840,060
Real estate taxes                                        299,214          37,354,213
Interest                                               1,235,000          62,184,581
Operating and maintenance                                254,213          27,765,019
Depreciation and amortization                            730,969          47,535,257
                                                   -------------       -------------
                                                       2,519,396         184,679,130
                                                   -------------       -------------
     Income from rental property                       1,022,203         110,915,990
Income from investment in retail store leases               --             2,729,684
                                                   -------------       -------------
                                                       1,022,203         113,645,674

Management fee income                                       --             2,868,427
General and administrative expenses                         --           (14,237,051)
Other income (expenses), net                            (873,579)          5,608,676
                                                   -------------       -------------

     Income before gain on sale of shopping center
       property and extraordinary items                  148,624         107,885,726

Gain on sale of shopping center property                    --               901,249
                                                   -------------       -------------

     Income before extraordinary items                   148,624         108,786,975

Extraordinary items                                         --            (4,851,528)
                                                   -------------       -------------

    Net income                                     $     148,624       $ 103,935,447
                                                   =============       =============

    Net income applicable to common shares         $     148,624       $  80,299,550
                                                   =============       =============

    Per common share:
         Income before extraordinary items
           Basic                                                               $1.56
                                                                               =====
           Diluted                                                             $1.54
                                                                               =====

        Net income
           Basic                                                               $1.47
                                                                               =====
           Diluted                                                             $1.46
                                                                               =====


  The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                  KIMCO REALTY CORPORATION AND SUBSIDIARIES

                  NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                            FINANCIAL STATEMENTS

1. Basis of Presentation

The accompanying Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998 gives effect to the October 1998 Acquisitions as if these properties had been acquired as of September 30, 1998.

The accompanying Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 1997 and the nine months ended September 30, 1998 reflect the historical results of the Company adjusted to give effect to (i) the September and October 1998 Acquired Properties and the 1998 Previously Reported Acquisitions, as if these transactions had been completed as of January 1, 1997 except for the acquisition of Oak Park Commons, which has been reflected as of May 1, 1998, the date the property commenced operations and (ii) the Merger as if it had occurred as of January 1, 1997 and been accounted for under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16.

2. Pro Forma Adjustments

(i)      With respect to the September and October 1998 Acquired Properties:

     A. The adjustments to cash, real estate, net of accumulated depreciation and mortgages payable relate to the cash used and the mortgage debt assumed in connection with the October 1998 Acquisitions.

     B. The adjustment for depreciation was based upon an estimated useful life of 39 years using the straight-line method and purchase price allocations to land and building of 20% and 80%, respectively.

     C. The adjustment to interest expense relates to the assumption of mortgage debt in connection with the October 1998 Acquisitions.

     D. The adjustment to other income (expenses), net relates to the elimination of interest earned on funds assumed to have been expended as of January 1, 1997 in connection with the acquisitions of Northwest Square and Trolley Station and May 1, 1998 in connection with Oak Park Commons.

(ii) With respect to the 1998 Previously Reported Acquisitions:

     A. The adjustment to interest expense relates to (i) the assumption of mortgage debt encumbering four of the properties acquired and (ii) the issuance of $130.0 million medium-term notes and the additional borrowings under the Company's unsecured revolving credit facility.

     B. The adjustment for depreciation was based upon an estimated useful life of 39 years using the straight-line method and purchase price allocations to land and building of 20% and 80%, respectively for the fee simple properties and to building (100%) for the properties subject to ground leases.

     C. The adjustments to other income (expenses), net relates to (i) the elimination of interest earned on funds assumed to have been expended as of January 1, 1997 and (ii) the preferred return applicable to the partnership unitholders in connection with one of the 1998 Previously Reported Acquisitions.

    (iii) With respect to the Price REIT Merger:

The Price REIT Merger column in the accompanying Pro Forma Condensed Consolidated Statements of Income include the results of Price REIT for the year ended December 31, 1997 and the period from January 1, 1998 to June 19, 1998 adjusted for the results of Price REIT's 1998 pre-merger acquisitions as if those acquisitions had occurred at January 1, 1997. Additionally, the Price REIT Merger column has been adjusted for the following:

     A. The adjustment to depreciation and amortization results from the net increase in real estate owned as a result of recording Price REIT's real estate assets at fair value versus historical cost. Depreciation is computed on the straight-line method based upon an estimated useful life of 39 years and an allocation of the stepped-up basis to land and building of 20% and 80%, respectively.

         Pro forma adjustments to depreciation of real estate for the year ended December 31, 1997 and the nine months ended September 30, 1998 are as follows:

                                                               Year Ended    Nine Months Ended
                                                               December 31,    September 30,
                                                                  1997             1998
                                                                 (000's)          (000's)
                                                          -------------------------------
Depreciation expense based upon an estimated useful life
  of 39 years                                                   $ 18,337         $  9,286
Less: Price REIT depreciation of real estate owned based
  upon an estimated useful life of 15 to 25 years                (16,862)          (9,722)
                                                                --------         --------
Depreciation and amortization Pro Forma adjustment              $  1,475            ($436)
                                                                --------         --------

     B. The adjustment to general and administrative expenses reflects the net estimated reduction of those costs which are anticipated to be eliminated or reduced as a result of the Merger, as follows:

                                                               Year Ended           Nine Months Ended
                                                            December 31, 1997       September 30, 1998
                                                                 (000's)                  (000's)
                                                            ------------------------------------------
Net reduction in salary and benefit costs                        $  700                  $  350
Net reduction in duplication of public company expenses             600                     300
Net reduction in directors and officers' insurance and
  directors fees                                                    200                     100
                                                                 ------                  ------
General and administrative Pro Forma adjustment                  $1,500                  $  750
                                                                 ------                  ------

     C. During April 1996, the Company and Price REIT formed a partnership to purchase a property in Phoenix, AZ. The Company has consolidated this partnership for financial reporting purposes and Price REIT has recorded their interest using the equity method. The adjustments to Equity in income of real estate joint ventures, net and Minority interest in partnerships both included in Other income (expenses), net reflect the elimination of the partnership accounting for this partnership as a result of the Merger, for the nine months ended September 30, 1998 and the year ended December 31, 1997, respectively.

     D.   Weighted average number of shares outstanding-

         The pro forma weighted average number of common shares outstanding for the year ended December 31, 1997 and the nine months ended September 30, 1998 are computed as follows:

                                                                      Year Ended       Nine Months Ended
                                                                   December 31, 1997   September 30, 1998
                                                                        (000's)              (000's)
                                                                   --------------------------------------
Kimco's historical weighted average number of shares  outstanding       37,388               47,138
Less: amount of historical weighted average number of shares
  outstanding that relate to the Merger                                   --                 (4,542)
Issuance of Kimco common stock at 9 one for one exchange ratio for all Price REIT common stock outstanding in connection
  with the Merger                                                       11,746               11,746
Add: Conversion of Price REIT stock options to Kimco common
  stock in connection with the Merger                                      176                  176
                                                                       -------              -------
Pro Forma weighted average number of Kimco common shares
  outstanding (Basic)                                                   49,310               54,518
Effect of Dilutive Securities- Stock Options                               462                  565
                                                                       -------              -------
Pro Forma weighted average number of Kimco common shares
  outstanding (Diluted)                                                 49,772               55,083
                                                                       -------              -------

The effect of the conversion of the Class D Convertible Preferred Stock would have an anti-dilutive effect upon the calculation of net income per common share. Accordingly, the impact of such conversion has not been included in the determination of diluted net income per share.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Kimco Realty Corporation
                                                  ------------------------
                                                         Registrant

Date:    November 16, 1998

                                                  By: /s/ Michael V. Pappagallo
                                                     ---------------------------
                                                  Michael V. Pappagallo
                                                  Chief Financial Officer




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